[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.5(b)

FIRST AMENDMENT TO THE

PRODUCT SUPPLY AND DEVELOPMENT AGREEMENT

This FIRST AMENDMENT TO THE PRODUCT SUPPLY AND DEVELOPMENT AGREEMENT (“Amendment”), effective as of March 1, 2015 (the “Effective Date”), is by and between EaglePicher Medical Power LLC (“EPMP LLC”), a Delaware Corporation having an address of “C” and Porter Streets, Joplin, MO 64801 and Nevro Corp. (“Buyer”), a Delaware Corporation, having its principal place of business at 4040 Campbell Avenue, Suite 210, Menlo Park, CA 94025.

WHEREAS, EPMP and Buyer entered into a Product Supply and Development Agreement dated April 5, 2009 (“Agreement”) by which Buyer contracted EPMP to develop and manufacture batteries for proprietary medical implantable devices;

WHEREAS, EPMP and Buyer wish to continue their relationship and modify portions of the Agreement;

NOW, THEREFORE, EPMP LLC and Buyer hereby amend the Agreement as follows:

Sections 4.1, 4.2, 4.3 and 4.5 shall be deleted in their entirety and replaced with the following sections:

4.0	ORDER AND DELIVERY.

4.1 The Buyer’s purchase commitment shall consist of the quantity of Products for [***] (i.e., [***]) as identified in the table below (the “Buyer MPR”) with an invoicing and delivery schedule to be agreed upon by both EPMP and Buyer. For purposes of this Agreement, estimated Buyer purchases are included for [***].

Year	[***]
Products	[***]

The following additional provisions shall apply:

•	January 1, 2015 – December 31, 2015 - A purchase order for at least the annual total quantity shown above for 2015 shall be issued by Buyer no later than five business days after the Effective Date.

•	A purchase order shall be issued by Buyer on or before [***] reflecting at least the minimum quantities for such years shown in the table above (subject to the last bullet below). Although Buyer shall maintain responsibility for the Buyer MPR, Buyer may satisfy all or part of the Buyer MPR through units purchased by Buyer’s subcontractor/vendor (e.g., [***]) (“Subcontractors”) as long as [***].

•	On December 31st of each year, EPMP shall provide Buyer with an accounting of all of the quantities of Products purchased on behalf of Buyer by its Subcontractors

•	during such year (“Third Party Quantities”). To the extent that the Third Party Quantities and any direct purchases by Buyer (collectively, “Total Purchases”) have not together met the Buyer MPRs for the applicable calendar year, Buyer will be responsible for purchasing the difference between the Total Purchases for such year and the Buyer MPRs for such year.

•	Notwithstanding anything else in this Section 4.1 or this Agreement, the Buyer MPR shall be satisfied when Buyer and its Subcontractors have collectively purchased a total of [***] Products. After such number of Products has been purchased, there shall be no further minimum purchase requirements. For example, if Buyer purchases [***] Products in [***] and [***] Products in [***], the minimum purchase requirements under the Buyer MPR in [***] shall be reduced to [***].

•	During any period after the Buyer MPR has been satisfied (including during [***]), Buyer and its Subcontractors may place Purchase Orders for Products in accordance with Section 4.3.

•	EPMP LLC shall maintain production capacity that can meet an additional [***] percent of the total units required by Buyer for each of the years during the term of this Agreement. For all the years shown above, if the requirements exceed the above quantities by [***] percent, Buyer shall give at least [***] advance notice.

4.2	EPMP LLC Commitment

So long as Buyer has complied with the Buyer MPR, EPMP LLC agrees to the following:

4.2.1 EPMP LLC shall maintain qualified facilities to meet Buyer product needs and insure the specified products can be delivered as scheduled and without interruption. It is planned for EPMP LLC to replicate this product line at its Joplin, MO facilities to be used as secondary source. For years [***], order quantities will be built in the Vancouver, Canada Facilities.

4.2.2 If the current facility used by EPMP LLC in Vancouver, Canada (the “Facility”) will be closed, EPMP LLC must provide Buyer with appropriate notice of its intent to close the Facility. Along with the required notice period for closure of the Facility, EPMP LLC commits to work with the Buyer to develop and execute a plan, to meet the continued supply of the Products to Buyer.

4.2.3 Continued Supply of the Products will be defined as: EPMP’s facility in Joplin, Missouri will be fully qualified and operational, qualified by Buyer, able to produce for Buyer the ongoing supply commitments with respect to Products per this Agreement, and Buyer will obtain regulatory approval as appropriate.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3	Purchase Orders for Products, Forecasts, and Releases.

a. All Purchase Orders shall at a minimum: (i) identify Products ordered, (ii) state Product price, (iii) state Product quantity ordered, (iv) state the location to which the Product is to be shipped, (v) state the shipping schedule for the period of the Purchase Order (“Delivery Schedule”), and (vi) state that this Agreement shall govern and control all purchase orders.

b. Delivery Schedule: EPMP LLC shall accept all Purchase Orders issued by Buyer in accordance with this agreement and shall deliver all Products subject to a Purchase Order in accordance with the Delivery Schedule applicable to such Purchase Order. From time to time it may be necessary for EPMP LLC to “ship in place”. In this case the cells will be stored appropriately and in such a manner the cells will continue to meet the Buyer performance requirements. Prior to final shipment to Buyer, EPMP LLC will provide data as necessary that demonstrates compliance to Buyer standards.

c. Changes to delivery schedule and Cancellations: Purchase Orders or the delivery schedule may be modified by Buyer by giving [***] prior written notice. Modifications must be approved in writing by EPMP. In the event of a cancellation, Buyer will be responsible for purchasing finished product and work-in-progress according to quantities in the firm three (3) month period of the Initial Twelve (12) Calendar Month Forecast or the Twelve Month Forecast, as applicable, and for the cost of raw material purchased by EPMP LLC based on the most recent six months of either the Initial Twelve (12) Calendar Month Forecast or a Twelve Month Forecast, as applicable. EPMP will notify Buyer in writing of any Purchase Order modifications or cancellations requested by any Subcontractor prior to implementing any such modifications or cancellations.

d. Subcontractors: For clarity, Subcontractors may place Purchase Orders and otherwise interact directly with EPMP in connection with Products purchased under this Agreement. EPMP shall fulfill Purchase Orders submitted hereunder by Subcontractors and otherwise interact with such Subcontractors in accordance with the terms of this Agreement. Unless otherwise specified by Buyer, the Subcontractor placing the Purchase Order shall be solely responsible for any payment to EPMP for the Products purchased under such Purchase Order and any other charges related to such Purchase Order.

Section 6.3 shall be deleted in its entirety and replaced with the following:

6.3	Price Adjustments. If EPMP LLC incurs increases or decreases in its direct cost of materials for use in manufacturing the Product of [***] percent ([***]%) or more per Product unit during the term of this Agreement, EPMP LLC shall send a notice to Buyer detailing such change. The parties agree to negotiate in good faith after delivery of such notice with respect to an adjustment to Product pricing in view of such increase or decreases, but no modification of such pricing or relief of a party’s obligations under this Agreement shall occur unless and until the parties have both signed an amendment hereto.

Section 10.1 shall be deleted in its entirety and replaced with the following:

10.1

Warranty. EPMP LLC represents and warrants to Buyer that: (i) the Product shall be free and clear from all liens and encumbrances, (ii) the manufacture, sale, lease, transfer or use of the Product will not infringe any intellectual property rights of a third party, and no

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action, suit or claim has been, or will have been, initiated or threatened against EPMP LLC with respect to the Products or EPMP LLC’s right to enter into and perform its obligations under this Agreement, (iii) the Products will meet the Specifications (for Modified Products, after such time as the Specifications are established for such Products), (iv) the manufacturing process and all materials used to manufacture the Products shall comply with all applicable Restriction of Hazardous Substance (“RoHS”) provisions, (v) EPMP LLC is not now nor has in the past been using in any capacity the services of any individual, corporation, partnership or association which has been debarred under 21 U.S.C. § 335a; (vi) the manufacturing process and all materials used in the manufacture of the Products will comply with all use restrictions, labeling requirements, inventory registration requirements and all other health and safety requirements imposed under Applicable Laws, and (vii) the Products will be free from defects in material and workmanship for a period of twelve (12) months after the date of delivery to Buyer (the “Warranty Period”); provided, however, that Buyer gives notice to EPMP within forty-five (45) days after Buyer discovers, or Buyer receives notice from a Subcontractor who discovers, any defect within the respective Warranty Period. The return procedure outlined in Section 5.2 will be used with the exception that, in some cases, it may be impractical to return suspect Product to EPMP LLC for evaluation. In this case, following issuance of an RA by EPMP LLC, Buyer and EPMP LLC will work together to determine the appropriate means to make the suspect Product available for evaluation to determine the validity of the warranty claim, provided in this Section 10.1. EPMP LLC covenants that it will not use in any capacity the services of any individual, corporation, partnership or association which is debarred or becomes debarred during the term of this Agreement, under 21 U.S.C. § 335a.

Section 10.6 (a) and (b) shall be deleted in their entirety and replaced with the following:

a. The total liability of EPMP LLC for any and all claims by Buyer arising under this Agreement, including but not limited to claims based on tort, breach of contract, warranty, or any other theory of recovery, shall not exceed the cumulative value of the purchase orders in the continuous prior twelve (12) calendar month period preceding the claim consistent with Section 10.1.

b. The total liability of Buyer for any and all claims by EPMP LLC arising under this Agreement, including but not limited to claims based on tort, breach of contract, warranty, or any other theory of recovery, shall not exceed twice the purchase price of the Product which gives rise to the claim consistent with Section 10.1.

Section 13.6 is deleted in its entirety, and the clauses specified below in Section 13 shall be deleted and replaced as follows:

13.	TERM AND TERMINATION

13.1	Term. This Agreement shall commence on the Effective Date and have an initial term ending on December 31, 2019 (the “Term”). After the Term, this Agreement will automatically renew for period of two years unless a Party notifies the other Party in writing of its intent to terminate the Agreement at least two years prior to the end of the renewal term.

13.6	Rights and Obligations on Termination or Expiration. Termination or expiration of this Agreement shall not release the parties from their obligations under this Agreement that have accrued prior to termination or expiration. Any Purchase Orders submitted pursuant to Section 4 prior to termination or expiration shall be fulfilled by EPMP LLC unless otherwise agreed by the parties.

13.8	Last Time Buy. If the Agreement is terminated for any reason other than default or breach by the Buyer, Buyer shall have the right to place one Last Time Buy order of a quantity no greater than the previous [***] of orders upon termination of the Agreement.

The clauses specified below in Section 15 shall now read as follows:

15.	MISCELLANEOUS.

15.2 Assignment. Neither party shall, without the prior written consent of the other party, which shall not be unreasonably withheld, assign this Agreement or any part hereof, or sell, offer for sale, transfer, divest, or otherwise dispose of its rights hereunder, to a third party, except that either party may assign this Agreement to its affiliate or to a third party which succeeds to substantially all of its assets to which this Agreement relates or equity, unless such successor is a Direct Competitor of the other party. For the purpose of this clause, a “Direct Competitor” of EPMP LLC is a company that derives a substantial portion of its revenues from manufacturing electro-chemical cells or batteries for non-affiliated third parties, some of which are medical device companies and a “Direct Competitor” of Buyer is a company that develops and/or sells medical devices for the treatment of pain. In the event of a permitted assignment of this Agreement, the assignment shall be subject to the assigning party requiring that: (a) its successors, heirs or assigns assume all of its obligations and responsibilities under this Agreement, and (b) this Agreement and all of its terms and conditions shall inure to benefit of and be binding on any such successor, heir or assign. The respective rights of the parties under this Agreement shall survive transfer of title and possession of any assets of the transferring or assigning party, except to the extent that the non-transferring party may otherwise specifically waive in writing.

15.9 Notices. Any notice or other communication hereunder must be given in writing and either (a) delivered in person, (b) transmitted by telex, facsimile or telecopy mechanism, provided that any notice so given is also mailed as provided in clause (c), or (c) mailed, postage prepaid, receipt requested as follows:

If to EPMP LLC:

EaglePicher Medical Power LLC

13136-82A Avenue,

Surrey, B.C., Canada V3W 9Y6.

Facsimile: 604 597-0814

Attention: Dave Lucero

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to Buyer:

Nevro Corp.

Attn: Legal Department

4040 Campbell Ave, Suite 210

Menlo Park, CA 94025

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to applicable number so specified in (or pursuant to) this Section 15.2 and an appropriate receipt is received, (ii) if given by mail, three (3) days after such communication is deposited in the mail with first class or priority postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually received at such address.

All other clauses of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives.

EAGLEPICHER MEDICAL POWER LLC

By:	/s/ Dave Lucero

Name:	Dave Lucero

Title:	Vice President & General Manager

Date:	March 4, 2015

NEVRO CORP.

By:	/s/ Andrew Galligan

Name:	Andrew Galligan

Title:	CFO, V.P. Finance

Date:	3/4/2015

Exhibit A

Specifications

[Not Amended]

Exhibit B

Non-Disclosure Agreement

[Not Amended]

Exhibit C

(AMENDED)

Pricing Terms

Product Description	Quantity	Unit Price*
325mAh	[***]	$[***]
325mAh	[***]	$[***]
325mAh	[***]	$[***]

*	The Unit Price is tiered (i.e., if Buyer purchases in a calendar year an amount equal to or greater than a quantity specified above, the unit price for all units purchased during such year shall be unit price for the last unit purchased in such year). For example, if Buyer purchases [***] units in a year, the unit price for all units purchased during such year will be $[***]. For years when the Buyer MPR is in effect, the highest unit price for any unit purchased during such year shall be the unit price applicable to the minimum required Purchase Order quantity or such year (i.e., if the Buyer MPR requires [***] units to be purchased in a year, the unit price of all units ordered that year, including under the initial Purchase Orders, shall be $[***]). For years when the Buyer MPR is not in effect, the parties will do a true up calculation at the end of the year, and if applicable EPMP shall refund to Buyer or its designee the amount necessary to ensure that the average unit price for all units purchased during that year is equal to the lowest unit price applicable to any unit purchased during that year.

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Exhibit D

Development Plan(s)

[Not Amended]